                                                                    EXHIBIT 99.1

                            AMERICAN SOFTWARE, INC.
                           401(K) PROFIT SHARING PLAN

                Financial Statements and Supplementary Schedules

                           December 31, 1997 and 1996


                   With Independent Auditors' Report Thereon

                            AMERICAN SOFTWARE, INC.
                           401(K) PROFIT SHARING PLAN


                               Table of Contents
                               -----------------

Independent Auditors' Report

Statements of Net Assets Available for Plan Benefits as of December 31,
 1997 and 1996

Statements of Changes in Net Assets Available for Plan Benefits -
 Years ended December 31, 1997 and 1996

Notes to Financial Statements


                                                                       Schedules
                                                                       ---------

Schedule 27a - Schedule of Assets Held for Investment Purposes as
 of December 31, 1997                                                      1

Schedule 27d - Schedule of Reportable Transactions - Year ended
 December 31, 1997                                                         2

                         INDEPENDENT AUDITORS' REPORT


The Plan Administrator and Trustee
American Software, Inc.
 401(k) Profit Sharing Plan:


We have audited the accompanying statements of net assets available for plan benefits of American Software, Inc. 401(k) Profit Sharing Plan (the "Plan") as of December 31, 1997 and 1996, and the related statements of changes in net assets available for plan benefits for the years then ended. These financial statements are the responsibility of the Plan's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the net assets available for plan benefits of the Plan as of December 31, 1997 and 1996, and the changes in net assets available for plan benefits for the years then ended in conformity with generally accepted accounting principles.

Our audits were performed for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental schedules of assets held for investment purposes as of December 31, 1997, and of reportable transactions for the year ended December 31, 1997, are presented for the purpose of additional analysis and are not a required part of the basic financial statements but are supplementary information required by the Department of Labor's Rules and Regulations for Reporting and Disclosure under the Employee Retirement Income Security Act of 1974. These supplemental schedules are the responsibility of the Plan's management. The supplemental schedules have been subjected to the auditing procedures applied in the audits of the basic financial statements and, in our opinion, are fairly stated in all material respects in relation to the basic financial statements taken as a whole.



July 8, 1998

                            AMERICAN SOFTWARE, INC.
                           401(K) PROFIT SHARING PLAN

              Statements of Net Assets Available for Plan Benefits

                           December 31, 1997 and 1996


                    Assets                          1997         1996
                    ------                     ------------  ----------

Investments, at fair value:
 American Software, Inc. common stock           $   324,707      256,398
 Mutual funds (note 3)                           24,194,689   19,370,763
 Loans to participants                              314,542      314,014
                                                -----------   ----------
      Total investments                          24,833,938   19,941,175

Employee contributions receivable                   257,574      128,686
                                                -----------   ----------
      Total assets                               25,091,512   20,069,861

                       Liabilities
                       -----------

Refundable excess contributions payable             (14,826)          --
                                                -----------   ----------

      Net assets available for plan benefits    $25,076,686   20,069,861
                                                ===========   ==========


See accompanying notes to financial statements.

                            AMERICAN SOFTWARE, INC.
                           401(K) PROFIT SHARING PLAN

        Statements of Changes in Net Assets Available for Plan Benefits

                     Years ended December 31, 1997 and 1996


                                                                  1997         1996
                                                               -----------  ----------

Additions to net assets attributed to:
 Employee contributions                                        $ 2,153,258   2,119,968
 Rollovers                                                         180,495     131,948
 Interest and dividends                                          1,613,402   1,655,223
 Interest on loans to participants                                  31,566      23,460
 Net appreciation in fair value of investments (note 6)          2,418,096     464,258
                                                               -----------  ----------
      Total additions                                            6,396,817   4,394,857
                                                               -----------  ----------

Deductions from net assets attributed to:
 Benefits paid to participants                                   1,386,619   1,481,796
 Administrative expenses                                             3,373       3,952
                                                               -----------  ----------
      Total deductions                                           1,389,992   1,485,748
                                                               -----------  ----------

      Net change                                                 5,006,825   2,909,109

Net assets available for plan benefits at beginning of year     20,069,861  17,160,752
                                                               -----------  ----------

Net assets available for plan benefits at end of year          $25,076,686  20,069,861
                                                               ===========  ==========

See accompanying notes to financial statements.

                            AMERICAN SOFTWARE, INC.
                           401(K) PROFIT SHARING PLAN

                         Notes to Financial Statements

                           December 31, 1997 and 1996


(1)  The Plan
     --------

     The following description of the American Software, Inc. 401(k) Profit Sharing Plan (the "Plan") provides only general information. Participants should refer to the Plan agreement, as restated and amended, for a more complete description of the Plan's provisions. The Company intends to continue the Plan but reserves the right to amend, modify, or restate the Plan from time to time and to suspend, terminate, or discontinue contributions under the Plan. If the Plan is terminated, benefits will be distributed in accordance with provisions of the Plan.

     (a)  General
          -------

          The Plan is a defined contribution plan covering all full-time employees of American Software, Inc. and its subsidiaries (the "Company"). In December 1997, the Plan was amended by changing the service requirement from one year of service to no service requirement. It is subject to certain provisions of the Employee Retirement Income Security Act of 1974 ("ERISA"). The purpose of the Plan is to provide eligible employees of the Company a qualified retirement plan which meets the requirements of Section 401(k) of the Internal Revenue Code with respect to which contributions will be excluded from the employee's income.

     (b)  Contributions
          -------------

          Participants may elect to defer 1% to 15% of their annual compensation (subject to the limitations of Section 401(k) of the Internal Revenue
          Code). The Company's profit sharing contribution to the Plan is determined at the discretion of the Board of Directors. In no event shall the annual contributions (i.e., participant and Company contributions) made with respect to a participant under all defined contribution plans maintained by the Company, together with forfeitures allocated to that participant, exceed the lesser of $30,000 or 25% of annual compensation.

     (c)  Participant Rollovers
          ---------------------

          Employees are allowed, under the provisions of the Plan, to transfer to the Plan account balances from other eligible retirement plans with the consent of the plan administrator and provided that the transfer will not jeopardize the tax-exempt status of the Plan.

     (d)  Participant Accounts
          --------------------

          Each participant's account is credited with the participant's contribution, if any, and an allocation of (a) the Company's contribution, if any, and (b) Plan earnings (loss). Allocations are based on participant earnings or account balances, as defined. Forfeitures of terminated participants' nonvested accounts are retained in the Plan and approximated $7,900 and $6,300 as of December 31, 1997 and 1996, respectively. These forfeitures are used to reduce future Company contributions.

                            AMERICAN SOFTWARE, INC.
                           401(K) PROFIT SHARING PLAN

                         Notes to Financial Statements


        Participant contributions may be invested in one or more of the investment options available under the Plan. Current investment options of the Plan are referred to as the following Fidelity funds: Fidelity Fund, Magellan Fund, Intermediate Bond Fund, OTC Portfolio, Overseas Fund, Capital Appreciation Fund, Blue Chip Growth Fund, Asset Manager Portfolio, Global Bond Fund, and Retirement Government Money Market Portfolio. All funds are publicly traded mutual funds. During December 1997, the following additional funds became investment options: INVESCO High Yield Fund, Morgan Stanley Emerging Market Portfolio, Fidelity Contrafund, Fidelity Real Estate Investment Trust, Fidelity Balanced Fund, Fidelity Small Cap Stock Fund, Fidelity Europe Capital Appreciation Fund, Fidelity Latin American Fund, Fidelity Japan Fund, and Fidelity Southeast Asia Fund.

   (e)  Vesting
        -------

        Participants are immediately vested in their voluntary contributions plus actual earnings thereon. Vesting in the remainder of their accounts is based on years of continuous service. Participants vest 20% per year after years two, three, four, and five and are 100% vested after six years of credited service.

        Although it has not expressed any intent to do so, the Company has the right to terminate the Plan at any time, subject to the provisions of ERISA. In the event of Plan termination, participants become 100% vested in their accounts.

   (f)  Payment of Benefits
        -------------------

        Upon termination of service, retirement, or reaching age 59-1/2, a participant may elect to receive either a lump-sum amount equal to the value of his or her account or a series of approximately equal installments for a specified period of time not exceeding the participant's life expectancy if the account exceeds $3,500. The Plan also provides for death benefits to the participant's beneficiary equal to the amount in the participant's account and disability benefits to the participant equal to the amount in the participant's account if the participant becomes totally and permanently disabled. In addition, the Plan provides for hardship withdrawals as defined in the Plan.

   (g)  Participant Loans
        -----------------

        The Plan provides for loans against the participant account from $1,000 to $50,000 but limited to 50% of the participant's account balance. Participants can apply for one loan per year and are limited to one loan outstanding. Loans bear interest at a rate determined by the Plan. Loans are repayable over a five-year period unless for the purchase of a principal residence which is repayable over a 10-year period. Loans are repayable upon death, disability, or termination of employment.


                                                                     (Continued)

                            AMERICAN SOFTWARE, INC.
                           401(K) PROFIT SHARING PLAN

                         Notes to Financial Statements


(2) Summary of Significant Accounting Policies
    ------------------------------------------

    (a)  Basis of Accounting
         -------------------

         The accounts are maintained and the accompanying financial statements are presented on the accrual basis of accounting.

    (b)  Investment Valuation and Income Recognition
         -------------------------------------------

         Investments in American Software, Inc. common stock and mutual funds are carried at fair value as determined by the Trustee of the Plan based primarily on the latest quoted market prices. Loans to participants are interest-bearing and stated at cost, which based on discounted cash flows, approximates fair value. Purchases on sales of securities are recorded on a trade-date basis. Interest income is recorded on the accrual basis. Dividends are recorded on the ex-dividend date.

    (c)  Payment of Benefits
         -------------------

         Benefits are recorded when paid.

    (d)  Use of Estimates
         ----------------

        Management of the Plan has made a number of estimates and assumptions relating to the reporting of assets and liabilities and the disclosure of contingent assets and liabilities to prepare these financial statements in conformity with generally accepted accounting principles. Actual results could differ from those estimates and assumptions .


(3) Investments
    -----------

        The fair values of investments that represent 5% or more of the Plan's net assets are as follows:


        December 31, 1997:
         Mutual Funds:
          Retirement Government Money Market           $ 3,013,004
          Blue Chip Growth                               6,121,720
          Magellan                                       3,834,305
          Fidelity                                       3,842,387
          Capital Appreciation                           1,638,272
          OTC Portfolio                                  2,324,228
          Intermediate Bond                              1,391,564
          Other                                          2,029,209
                                                       -----------

                                                       $24,194,689
                                                       ===========

                                                                     (Continued)

                            AMERICAN SOFTWARE, INC.
                           401(K) PROFIT SHARING PLAN

                         Notes to Financial Statements


    December 31, 1996:
         Mutual Funds:
          Retirement Government Money Market           $ 3,321,202
          Blue Chip Growth                               4,271,108
          Magellan                                       2,904,723
          Fidelity                                       2,699,704
          Capital Appreciation                           1,202,725
          OTC Portfolio                                  2,121,241
          Other                                          2,850,060
                                                       -----------

                                                       $19,370,763
                                                       ===========
(4)      Income Tax Status
         -----------------

         The Plan has obtained a determination letter from the Internal Revenue Service stating that the Plan qualifies under the appropriate section of the Internal Revenue Code ("IRC") and, therefore, is not subject to tax under present income tax law. Once qualified, the Plan sponsor is required to operate in conformity with the IRC to maintain its qualification. The Plan sponsor believes that the Plan continues to qualify and to operate as designed.

(5)      Administrative Expenses
         -----------------------

         Substantially all legal, accounting, and administrative fees related to the Plan are paid by the Company. Administrative expenses paid by the Plan represent fees paid to the trustee for trust services.

(6)      Net Appreciation in Fair Value
         ------------------------------

         Investments held by the Plan had net appreciation (depreciation) in fair value during the years ended December 31, 1997 and 1996, as follows:

                                                 Net appreciation
                                                  (depreciation)
                                                  in fair value
                                               --------------------
                                                  1997       1996
                                               ----------  --------

       American Software, Inc. common stock    $  105,739  (24,587)
       Mutual funds                             2,312,357  488,845
                                               ----------  -------

                                               $2,418,096  464,258
                                               ==========  =======

                                                                     (Continued)

                             AMERICAN SOFTWARE, INC.
                           401(K) PROFIT SHARING PLAN

                          Notes to Financial Statements



(7)   Separate Investment Funds

      Below are the statements of net assets available for plan benefits and the statements of changes in net assets available for plan benefits of the investment funds as of and for the years ended December 31, 1997 and 1996:


                                                                                     December 31, 1997
                                                      ---------------------------------------------------------------------------


                                                       American                                    Intermediate
                                                       Software        Fidelity        Magellan         Bond              OTC
                                                      Stock Fund         Fund           Fund           Fund           Portfolio
                                                      ----------         ----           ----           ----           ---------
Assets:
   Investments, at fair value:
     American Software, Inc. common stock             $  324,707              --              --              --              --
     Mutual funds                                             --       3,842,387       3,834,305       1,391,564       2,324,228
     Loans to participants                                    --              --              --              --              --
                                                      ----------      ----------      ----------      ----------      ----------
                                                         324,707       3,842,387       3,834,305       1,391,564       2,324,228

   Employee contributions receivable                          --          45,234          46,311          10,511          28,253

Liabilities - refundable excess contributions
   payable                                                    --              --              --              --              --
                                                      ----------      ----------      ----------      ----------      ----------
          Net assets available for plan benefits      $  324,707       3,887,621       3,880,616       1,402,075       2,352,481
                                                      ==========      ==========      ==========      ==========      ==========



                                                      ----------------------------------------------------------------------------


                                                                          Capital          Blue Chip         Asset         Global
                                                        Overseas        Appreciation        Growth          Manager         Bond
                                                          Fund             Fund              Fund          Portfolio        Fund
                                                          ----             ----              ----          ---------        ----
Assets:
   Investments, at fair value:
     American Software, Inc. common stock                      --               --               --               --             --
     Mutual funds                                         725,799        1,638,272        6,121,720        1,054,249        249,161
     Loans to participants                                     --               --               --               --             --
                                                        ---------        ---------        ---------        ---------      ---------
                                                          725,799        1,638,272        6,121,720        1,054,249        249,161

   Employee contributions receivable                        9,007           15,169           67,514           11,607          2,905

Liabilities - refundable excess contributions
   payable                                                     --               --               --               --             --
                                                        ---------        ---------        ---------        ---------      ---------
          Net assets available for plan benefits          734,806        1,653,441        6,189,234        1,065,856        252,066
                                                        =========        =========        =========        =========      =========



                                                       -----------------------------------------------------------------------------
                                                       Retirement
                                                       Government           Real                                          Europe
                                                         Money             Estate                                         Capital
                                                         Market          Investment                       Small Cap     Appreciation
                                                        Porfolio           Trust         Contrafund      Stock Fund        Fund
                                                        --------           -----         ----------      ----------        ----
Assets:
   Investments, at fair value:
     American Software, Inc. common stock                      --               --               --              --               --
     Mutual funds                                       3,013,004               --               --              --               --
     Loans to participants                                     --               --               --              --               --
                                                        ---------        ---------        ---------       ---------        ---------
                                                        3,013,004               --               --              --               --

   Employee contributions receivable                       17,416              574            1,501             282              181

Liabilities - refundable excess contributions
   payable                                                     --               --               --              --               --
                                                        ---------        ---------        ---------       ---------        ---------
          Net assets available for plan benefits        3,030,420              574            1,501             282              181
                                                        =========        =========        =========       =========        =========



                                                        ----------------------------------------------------------------------------
                                                                                                            Morgan
                                                                                                INVESCO     Stanley
                                                         Latin      Southeast                    High       Emerging
                                                        American      Asia         Balanced     Yield        Market      Loans to
                                                         Fund         Fund           Fund        Fund       Portfolio   Participants
                                                         ----         ----           ----        ----       ---------   ------------
Assets:
   Investments, at fair value:
     American Software, Inc. common stock                    --           --             --             --           --           --
     Mutual funds                                            --           --             --             --           --           --
     Loans to participants                                   --           --             --             --           --      314,542
                                                        -------      -------        -------        -------      -------      -------
                                                             --           --             --             --           --      314,542

   Employee contributions receivable                         50           50            136            800           73           --

Liabilities - refundable excess contributions
   payable                                                   --           --             --             --           --           --
                                                        -------      -------        -------        -------      -------      -------
          Net assets available for plan benefits             50           50            136            800           73      314,542
                                                        =======      =======        =======        =======      =======      =======



                                                           Refundable
                                                            excess
                                                         contributions
                                                            payable             Total
                                                            -------             -----
Assets:
   Investments, at fair value:
     American Software, Inc. common stock                        --             324,707
     Mutual funds                                                --          24,194,689
     Loans to participants                                       --             314,542
                                                                 --          24,833,938
                                                            -------         -----------
                                                                 --             257,574
   Employee contributions receivable

Liabilities - refundable excess contributions               (14,826)            (14,826)
   payable                                                       --                  --
                                                            -------         -----------
          Net assets available for plan benefits            (14,826)         25,076,686
                                                            =======         ===========


                                                                                            December 31, 1996
                                                              ----------------------------------------------------------------
                                                                American
                                                                Software                                           Intermediate
                                                                 Stock          Fidelity          Magellan            Bond
                                                                 Fund             Fund              Fund              Fund
                                                                 ----             ----              ----              ----

Assets:
    Investments, at fair value:
       American Software, Inc. common stock                   $  256,398                --                --                --
       Mutual funds                                                   --         2,699,704         2,904,723           825,497
       Loans to participants                                          --                --                --                --
                                                              ----------        ----------        ----------        ----------
                                                                 256,398         2,699,704         2,904,723           825,497

     Employee contributions receivable                                --            20,224            22,370             6,078
                                                              ----------        ----------        ----------        ----------

                Net assets available for plan benefits        $  256,398         2,719,928         2,927,093           831,575
                                                              ==========        ==========        ==========        ==========


                                                                                                                           Blue
                                                                                                       Capital             Chip
                                                                   OTC            Overseas           Appreciation         Growth
                                                                Portfolio           Fund                Fund               Fund
                                                                ---------           ----                ----               ----
Assets:
    Investments, at fair value:
       American Software, Inc. common stock                            --                 --                 --                 --
       Mutual funds                                             2,121,241            746,424          1,202,725          4,271,108
       Loans to participants                                           --                 --                 --                 --
                                                                ---------          ---------          ---------          ---------
                                                                2,121,241            746,424          1,202,725          4,271,108

     Employee contributions receivable                             13,504              5,209              8,315             31,332
                                                                ---------          ---------          ---------          ---------

                Net assets available for plan benefits          2,134,745            751,633          1,211,040          4,302,440
                                                                =========          =========          =========          =========




                                                                                                Retirement
                                                                Asset            Global         Government
                                                               Manager            Bond         Money Market
                                                              Portfolio           Fund           Portfolio
                                                              ---------           ----           ---------
Assets:
    Investments, at fair value:
       American Software, Inc. common stock                           --                --                --
       Mutual funds                                              971,675           306,464         3,321,202
       Loans to participants                                          --                --                --
                                                              ----------        ----------        ----------
                                                                 971,675           306,464         3,321,202

     Employee contributions receivable                             7,335             2,670            11,649
                                                              ----------        ----------        ----------

                Net assets available for plan benefits           979,010           309,134         3,332,851
                                                              ==========        ==========        ==========

                                                               Loans to
                                                             Participants         Total
                                                             ------------         -----
Assets:
    Investments, at fair value:
       American Software, Inc. common stock                           --           256,398
       Mutual funds                                                   --        19,370,763
       Loans to participants                                     314,014           314,014
                                                              ----------        ----------
                                                                 314,014        19,941,175

     Employee contributions receivable                                --           128,686
                                                              ----------        ----------

                Net assets available for plan benefits           314,014        20,069,861
                                                              ==========        ==========

                             AMERICAN SOFTWARE, INC.
                           401(K) PROFIT SHARING PLAN

                          Notes to Financial Statements


                                                                                    December 31, 1997
                                                        -------------------------------------------------------------------------

                                                             American
                                                             Software
                                                               Stock           Fidelity           Magellan         Intermediate
                                                               Fund              Fund               Fund             Bond Fund
                                                               ----              ----               ----             ---------
Additions to net assets attributed to:
    Employee contributions                                $      --            357,215            355,461             73,864
    Rollovers                                                    --             27,107             24,309              2,620
    Interest and dividends                                       --            323,553            242,244             57,872
    Interest on loans to participants
      and loan repayments                                        --             16,562             35,333              7,856
    Net appreciation (depreciation) in fair
      value of investments                                  105,739            592,597            527,741              8,638
                                                          ---------          ---------          ---------          ---------
           Total additions                                  105,739          1,317,034          1,185,088            150,850
                                                          ---------          ---------          ---------          ---------

Deductions from assets attributed to:
    Benefits paid to participants                            37,430            183,798            322,774              5,469
    Administrative expenses                                      --                297              1,113                244
    Loans to participants                                        --             37,917             58,451              2,950
                                                          ---------          ---------          ---------          ---------
           Total deductions                                  37,430            222,012            382,338              8,663
                                                          ---------          ---------          ---------          ---------

Interfund transfers                                              --             72,671            150,773            428,313
                                                          ---------          ---------          ---------          ---------
           Net change                                        68,309          1,167,693            953,523            570,500

Net assets available at beginning of year                   256,398          2,719,928          2,927,093            831,575
                                                          ---------          ---------          ---------          ---------

Net assets available at end of year                       $ 324,707          3,887,621          3,880,616          1,402,075
                                                          =========          =========          =========          =========

                                                                                  December 31, 1997
                                                        -----------------------------------------------------------------------
                                                                                               Capital           Blue Chip
                                                              OTC            Overseas        Appreciation          Growth
                                                           Portfolio           Fund              Fund               Fund
                                                           ---------           ----              ----               ----
Additions to net assets attributed to:
    Employee contributions                                  255,066           107,969           147,572           542,060
    Rollovers                                                 8,205            23,496            23,372            12,139
    Interest and dividends                                  167,692            37,722           212,206           302,504
    Interest on loans to participants
      and loan repayments                                    15,392             7,744            12,157            29,533
    Net appreciation (depreciation) in fair
      value of investments                                    5,910            40,958           111,957           918,912
                                                         ----------        ----------        ----------        ----------
           Total additions                                  452,265           217,889           507,264         1,805,148
                                                         ----------        ----------        ----------        ----------

Deductions from assets attributed to:
    Benefits paid to participants                           107,782            47,694            75,536           234,882
    Administrative expenses                                      --                --               269               225
    Loans to participants                                        --                --            25,266             6,974
                                                         ----------        ----------        ----------        ----------
           Total deductions                                 107,782            47,694           101,071           242,081
                                                         ----------        ----------        ----------        ----------

Interfund transfers                                        (126,747)         (187,022)           36,208           323,727
                                                         ----------        ----------        ----------        ----------
           Net change                                       217,736           (16,827)          442,401         1,886,794

Net assets available at beginning of year                 2,134,745           751,633         1,211,040         4,302,440
                                                         ----------        ----------        ----------        ----------

Net assets available at end of year                       2,352,481           734,806         1,653,441         6,189,234
                                                         ==========        ==========        ==========        ==========

                                                                                  December 31, 1997
                                                  ----------------------------------------------------------------------------------
                                                                                          Retirement
                                                                                          Government         Real
                                                       Asset             Global             Money           Estate
                                                      Manager             Bond              Market        Investment
                                                     Portfolio            Fund            Portfolio         Trust       Contrafund
                                                     ---------            ----            ---------         -----       ----------
Additions to net assets attributed to:
    Employee contributions                             110,142           26,443             188,866           563         1,386
    Rollovers                                            3,926            2,269              53,052            --            --
    Interest and dividends                              94,367           13,941             161,301            --            --
    Interest on loans to participants
      and loan repayments                               12,916            2,160              15,726            11           115
    Net appreciation (depreciation) in fair
      value of investments                             124,461          (18,817)                 --            --            --
                                                    ----------       ----------          ----------         -----         -----
           Total additions                             345,812           25,996             418,945           574         1,501
                                                    ----------       ----------          ----------         -----         -----

Deductions from assets attributed to:
    Benefits paid to participants                       36,824           10,382             266,918            --            --
    Administrative expenses                                300               75                 850            --            --
    Loans to participants                               20,271            1,549              28,314            --            --
                                                    ----------       ----------          ----------         -----         -----
           Total deductions                             57,395           12,006             296,082            --            --
                                                    ----------       ----------          ----------         -----         -----

Interfund transfers                                   (201,571)         (71,058)           (425,294)           --            --
                                                    ----------       ----------          ----------         -----         -----
           Net change                                   86,846          (57,068)           (302,431)          574         1,501

Net assets available at beginning of year              979,010          309,134           3,332,851            --            --
                                                    ----------       ----------          ----------         -----         -----

Net assets available at end of year                  1,065,856          252,066           3,030,420           574         1,501
                                                    ==========       ==========          ==========         =====         =====


                                                                                  December 31, 1997
                                                  --------------------------------------------------------------------------------
                                                                         Europe
                                                                         Capital           Latin        Southeast
                                                      Small Cap        Appreciation       American        Asia         Balanced
                                                      Stock Fund          Fund              Fund          Fund           Fund
                                                      ----------          ----              ----          ----           ----
Additions to net assets attributed to:
    Employee contributions                               282               170               50            50             136
    Rollovers                                             --                --               --            --              --
    Interest and dividends                                --                --               --            --              --
    Interest on loans to participants
      and loan repayments                                 --                11               --            --              --
    Net appreciation (depreciation) in fair
      value of investments                                --                --               --            --              --
                                                       -----             -----            -----         -----           -----
           Total additions                               282               181               50            50             136
                                                       -----             -----            -----         -----           -----
Deductions from assets attributed to:
    Benefits paid to participants                         --                --               --            --              --
    Administrative expenses                               --                --               --            --              --
    Loans to participants                                 --                --               --            --              --
                                                       -----             -----            -----         -----           -----
           Total deductions                               --                --               --            --              --
                                                       -----             -----            -----         -----           -----

Interfund transfers                                       --                --               --            --              --
                                                       -----             -----            -----         -----           -----
           Net change                                    282               181               50            50             136

Net assets available at beginning of year                 --                --               --            --              --
                                                       -----             -----            -----         -----           -----

Net assets available at end of year                      282               181               50            50             136
                                                       =====             =====            =====         =====           =====

                                                                                December 31, 1997
                                               -----------------------------------------------------------------------------------
                                                                    Morgan
                                                  INVESCO          Stanley                          Refundable
                                                   High            Emerging                           excess
                                                   Yield            Market          Loans to       contributions
                                                   Fund            Portfolio       Participants       payable            Total
                                                   ----            ---------       ------------       -------            -----
Additions to net assets attributed to:
    Employee contributions                          716                  73                 --        (14,826)         2,153,258
    Rollovers                                        --                  --                 --             --            180,495
    Interest and dividends                           --                  --                 --             --          1,613,402
    Interest on loans to participants
      and loan repayments                            84                  --           (124,034)            --             31,566
    Net appreciation (depreciation) in fair
      value of investments                           --                  --                 --             --          2,418,096
                                                    ---                 ---         ----------        -------         ----------
           Total additions                          800                  73           (124,034)       (14,826)         6,396,817
                                                    ---                 ---         ----------        -------         ----------

Deductions from assets attributed to:
    Benefits paid to participants                    --                  --             57,130             --          1,386,619
    Administrative expenses                          --                  --                 --             --              3,373
    Loans to participants                            --                  --           (181,692)            --                 --
                                                    ---                 ---         ----------        -------         ----------
           Total deductions                          --                  --           (124,562)            --          1,389,992
                                                    ---                 ---         ----------        -------         ----------

Interfund transfers                                  --                  --                 --             --                 --
                                                    ---                 ---         ----------        -------         ----------
           Net change                               800                  73                528        (14,826)         5,006,825

Net assets available at beginning of year            --                  --            314,014             --         20,069,861
                                                    ---                 ---         ----------        -------         ----------

Net assets available at end of year                 800                  73            314,542        (14,826)        25,076,686
                                                    ===                 ===         ==========        =======         ==========


                            AMERICAN SOFTWARE, INC.
                           401(K) PROFIT SHARING PLAN

                         Notes to Financial Statements


                                                             December 31, 1996
                             -------------------------------------------------------------------------------------
                             American
                             Software                                                                 Capital
                               Stock    Fidelity    Magellan   Intermediate      OTC     Overseas  Appreciation
                               Fund       Fund        Fund       Bond Fund    Portfolio    Fund        Fund
                             ---------  ---------  ----------  -------------  ---------  --------  -------------
Additions to net assets
 attributed to:
 Employee contributions...   $     --     289,388    408,759         83,498     201,243    94,855       161,197
 Rollovers................         --      17,832     11,966         11,317      11,457    11,318        12,226
 Interest and dividends...         --     196,518    461,929         56,066     230,890    39,590       103,025
 Interest on loans to
  participants and loan
  repayments..............         --      13,818     27,800         10,693      12,203     5,782        10,771
 Net appreciation
  (depreciation) in
   fair value of
    investments...........    (24,587)    191,908   (147,073)       (27,871)    102,526    37,604        55,023
                             --------   ---------  ---------        -------   ---------   -------     ---------
      Total additions.....    (24,587)    709,464    763,381        133,703     558,319   189,149       342,242
                             --------   ---------  ---------        -------   ---------   -------     ---------

Deductions from assets
 attributed to:
 Benefits paid to
  participants............     53,040     101,354    257,291         69,987      82,280    32,171        91,825
 Administrative expenses..         --         675        581            531          75        --           131
 Loans to participants....         --      29,594     49,548         35,696       2,809        --         7,737
                             --------   ---------  ---------        -------   ---------   -------     ---------
      Total deductions....     53,040     131,623    307,420        106,214      85,164    32,171        99,693
                             --------   ---------  ---------        -------   ---------   -------     ---------

Interfund transfers.......         --     537,542   (375,332)       (79,205)    662,508    39,974      (102,260)
                             --------   ---------  ---------        -------   ---------   -------     ---------

      Net change..........    (77,627)  1,115,383     80,629        (51,716)  1,135,663   196,952       140,289

Net assets available for
 plan benefits
 at beginning of year.....    334,025   1,604,545  2,846,464        883,291     999,082   554,681     1,070,751
                             --------   ---------  ---------        -------   ---------   -------     ---------

Net assets available for
 plan benefits
 at end of plan year......   $256,398   2,719,928  2,927,093        831,575   2,134,745   751,633     1,211,040
                             ========   =========  =========        =======   =========   =======     =========


                                                             December 31, 1996
                             -------------------------------------------------------------------------------------
                                                               Retirement
                                Blue                           Government
                                Chip       Asset      Global      Money
                               Growth     Manager      Bond      Market       Loans to
                                Fund     Portfolio     Fund     Portfolio   Participants     Total
                              ---------  ----------  --------  -----------  -------------  ----------
Additions to net assets
 attributed to:
 Employee contributions.....    504,326    117,777    34,315      224,610             --    2,119,968
 Rollovers..................     12,357     11,316    11,316       20,843             --      131,948
 Interest and dividends.....    288,599     76,584    15,877      186,145             --    1,655,223
 Interest on loans to
  participants and loan
  repayments................     22,598     13,052     2,693       14,779       (110,729)      23,460
 Net appreciation
  (depreciation) in
   fair value of
    investments.............    249,606     32,255    (5,133)          --             --      464,258
                              ---------    -------   -------    ---------      ---------   ----------
      Total additions.......  1,077,486    250,984    59,068      446,377       (110,729)   4,394,857
                              ---------    -------   -------    ---------      ---------   ----------

Deductions from assets
 attributed to:
 Benefits paid to
  participants..............    249,042     93,992    10,101      387,233         53,480    1,481,796
 Administrative expenses....        319        500        75        1,065             --        3,952
 Loans to participants......      5,828     47,062     3,475       30,194       (211,943)          --
                              ---------    -------   -------    ---------      ---------    ---------
      Total deductions......    255,189    141,554    13,651      418,492       (158,463)   1,485,748
                              ---------    -------   -------    ---------      ---------   ----------

Interfund transfers.........    150,543    (32,398)    3,090     (804,462)            --           --
                              ---------    -------   -------    ---------      ---------   ----------

      Net change............    972,840     77,032    48,507     (776,577)        47,734    2,909,109

Net assets available for
 plan benefits
 at beginning of year.......  3,329,600    901,978   260,627    4,109,428        266,280   17,160,752
                              ---------    -------   -------    ---------       --------   ----------

Net assets available for
 plan benefits
 at end of plan year........  4,302,440    979,010   309,134    3,332,851        314,014   20,069,861
                              =========    =======   =======    =========       ========   ==========

                            AMERICAN SOFTWARE, INC.
                          401(K) PROFIT SHARING PLAN

       Schedule 27(a) - Schedule of Assets Held for Investment Purposes

                               December 31, 1997


                                      Description of                                Current
Identity of issuer                     investment                        Cost        value
-----------------                -----------------------              -----------  ----------
Common stock:
 *American Software, Inc. CLA             35,340 shares                $  194,370     324,707
                                                                      -----------  ----------
Mutual funds:
 *Fidelity                            128,896.017 units                 3,040,221   3,842,387
 *Magellan                             40,246.738 units                 3,342,782   3,834,305
 *Intermediate Bond                   136,830.372 units                 1,392,303   1,391,564
 *OTC Portfolio                        69,483.678 units                 2,212,292   2,324,228
 *Overseas                             22,304.847 units                   685,911     725,799
 *Capital Appreciation                 84,534.025 units                 1,505,037   1,638,272
 *Blue Chip Growth                    155,137.317 units                 4,961,339   6,121,720
 *Asset Manager Portfolio              57,452.163 units                   911,308   1,054,249
 *Global Bond                          27,410.392 units                   269,449     249,161
 *Retirement Government
    Money Market                    3,013,003.090 units                 3,013,004   3,013,004
                                                                      -----------  ----------
      Total mutual funds                                               21,333,646  24,194,689

Loans to participants:
 American Software Loan Fund     Interest rates ranging
                                 from 9.75% to 10.00%                     314,542     314,542
                                                                      -----------  ----------

      Total investments                                               $21,842,558  24,833,938
                                                                      ===========  ==========

*Party-in-interest to the Plan.


See accompanying independent auditors' report.


                                                      AMERICAN SOFTWARE, INC.
                                                    401(K) PROFIT SHARING PLAN

                                       Schedule 27(d) - Schedule of Reportable Transactions

                                                   Year ended December 31, 1997



                                                                                                             Current
                                                                                   Expense                    value
                                                                                   incurred                 of asset on
      Identity of               Description     Purchase      Selling   Lease      with           Cost of   transaction  Net gain
      party involved             of asset         Price       Price     rental     transaction     asset       date      or (loss)
---------------------------   -------------  -------------  -------  -----------  -----------  -----------  ---------  ------------
Category (iii) - Series of transactions in excess of  5% of plan assets.

Purchases:
 Fidelity                    Fidelity Fund      $  977,135    N/A      -         -                 977,135      977,135      N/A
 Fidelity                    Blue Chip           1,382,514    N/A      -         -               1,382,514    1,382,514      N/A
                              Growth Fund
 Fidelity                    Retirement          1,070,958    N/A      -         -               1,070,958    1,070,958      N/A
                              Government
                              Money Market
                              Fund
 Fidelity                    Magellan Fund         948,254    N/A      -         -                 948,254      948,254      N/A
 Fidelity                    OTC Portfolio         938,912    N/A      -         -                 938,912      938,912      N/A
 Fidelity                    Blue Chip             372,712    N/A      -         -                 372,712      372,712      N/A
                              Growth Fund

Sales:
 Fidelity                    Retirement           N/A     1,379,156    -         -               1,379,156    1,379,156       -
                              Government
                              Money Market
                              Fund
 Fidelity                    Fidelity Fund        N/A       427,047    -         -                 347,405      427,047       79,642

 Fidelity                    Magellan Fund        N/A       546,412    -         -                 484,206      546,412       62,206

 Fidelity                    OTC Portfolio        N/A       741,834    -         -                 715,179      741,834       26,655



                See accompanying independent auditors' report.